Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
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Supplement No. 5 dated July 26, 2017
to
Prospectus dated October 28, 2016
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This Supplement No. 5 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated October 28, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
Board Approves Restructuring to Interval Fund and Change in Investment Strategy
On July 26, 2017, the Company’s Board of Directors approved the Company’s undertaking of certain actions necessary for the Company to qualify for treatment as a continuously offered closed-end fund under Section 23(c) of the 1940 Act and Rule 23c-3 thereunder (an “interval fund”), including, but not limited to, (i) submitting to the Company’s stockholders the adoption of a fundamental policy to make repurchase offers at periodic intervals pursuant to Rule 23c-3(b)(2)(i) and (ii) certain additional changes to be approved by the Company's stockholders, which will be described in greater detail in a proxy statement circulated to the Company's stockholders at a later date. If the fundamental policy to make repurchase offers is approved by the Company's stockholders, the Company would restructure as an interval fund and would continue its offering of shares of common stock and operations for an indefinite period.
Additionally, in conjunction with the approval of the Company to restructure as an interval fund, the Board of Directors approved a change to the Company's investment strategy. Under the Company's new investment strategy, it expects to, under normal circumstances, invest at least 50% of its total assets, that is net assets plus borrowings, in securities of companies that support the operation, function, growth or development of a community or economy, or “Infrastructure companies.” The Company considers Infrastructure companies to include (a) companies engaged in the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets; (b) companies that invest in, own, lease or hold infrastructure assets; and (c) companies that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets. The new investment strategy will be described in greater detail in a registration statement on Form N-2 to be filed by the Company to register shares of common stock in connection with its anticipated restructuring as an interval fund.

We anticipate that this new investment strategy will become effective upon the restructuring of the Company to an interval fund.